UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


      Date of Report (Date of earliest event reported): September 23, 2004

                                WINDSORTECH, INC.
             (Exact Name of Registrant as Specified in its Charter)



         Delaware                    000-07539                  13-2599131

(State or Other Jurisdiction  (Commission File Number)         (IRS Employer
    of Incorporation)                                     Identification Number)


                       70 Lake Drive, Hightstown, NJ 08520
                     (Address of Principal Executive Office)

       Registrant's telephone number, including area code: (609) 426-4666


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ITEM 5.02      Appointment of Principal Officer

(a) On September 23, 2004, through "Action by Unanimous Consent of Directors," the Directors appointed Joel Owens Chief Operating Officer of Windsortech, Inc. effective immediately. Text of the press release dated September 23, 2004 titled "WindsorTech Appoints Joel Owens Chief Operating Officer" is furnished as
               Exhibit 99.1. Text of the "Action by Unanimous Consent of Directors" is furnished as Exhibit 99.2.
(b) The following exhibits are being filed or furnished with this report:

Exhibit 99.1   a.   Text of press release issued by  WindsorTech,  Inc. dated
                    September 23, 2004,  titled  "WindsorTech
                    Appoints Joel Owens Chief Operating Officer."

Exhibit 99.2   a.   "Action by Unanimous Consent of Directors"
                    appointing Joel Owens Chief Operating Officer effective
                    September 23, 2004.


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                              SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                             WINDSORTECH, INC.


Date: September 28, 2004                     By:      /S/  Edward L. Cummings
                                             --------------------------------
                                             Edward L. Cummings
                                             Vice President, Treasurer and
                                             Chief Financial Officer


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